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                                                                     Exhibit 5.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

            We hereby consent to the incorporation by reference in the Registration Statement of PEC Solutions, Inc. on Form S-8 (No. 333-35538) of PEC Solutions, Inc. of our report dated February 7, 2001, relating to the consolidated financial statements of Troy Systems, Inc. and subsidiary.

                                           /s/ Rubino & McGeehin, Chartered

Bethesda, MD
February 1, 2002